                                                                  Exhibit 10.4.2

     THIS FIRST AMENDMENT TO GUARANTY (this "Amendment") is made and entered into this 28th day of April, 2003, by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, the "Lender") and TRANS HEALTHCARE, INC., a Delaware corporation ("Parent"), and the subsidiaries of Parent listed on Schedule A hereto (along with Parent, each a "Guarantor" and collectively, the "Guarantors") and shall be deemed effective as of November 1, 2002 (the "Effective Date").

                                    RECITALS

     WHEREAS, Guarantors previously executed that certain Guaranty dated as of November 1, 2002 for the benefit of Lender (the "Guaranty");

     WHEREAS, at the request of Guarantor, the parties desire to amend the Guaranty on the terms hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Agreement and further agree as follows:

     1. Replacement of Schedule 2. Effective as of the Effective Date, Section
6.3 of the Guaranty (Minimum Consolidated Net Worth) is hereby deleted in its entirety and replaced with the following Section 6.3 (Minimum Consolidated Net Worth):

          Section 6.3. Minimum Consolidated Net Worth. The Consolidated Net Worth of Parent and its Consolidated Subsidiaries will not be less than $34,000,000 for each Fiscal Quarter ending in Fiscal Years 2002 and 2003, $47,000,000 for each Fiscal Quarter in Fiscal Year 2004 and $62,000,000 for each Fiscal Quarter in Fiscal Year 2005 and thereafter, in each case plus
     (a) the amount of any gain associated with the Sale/Leaseback Transaction plus (b) 90% of any proceeds (without duplication) received by Parent or any of its Consolidated Subsidiaries pursuant to the issuance of any equity securities of such entities.

     2. Amendment Fee. In consideration of this Amendment, Guarantor hereby agrees to pay to Lender a nonrefundable fee in the amount of $50,000 to be wired to Lender within two (2) business days after the execution and delivery of this Amendment by the parties ("Payment Date"). In the event that Lender does not receive such fee by the Payment Date, this Amendment shall be void and of no further force or effect.

     3. No Default. Guarantor hereby represents and warrants to Lender that no condition exists that constitutes a default under the Guaranty or would with the giving of notice or the passage of time constitute a default under the Guaranty.

     4. Amendment Controlling. This Amendment is considered by to be an integral part of the Guaranty. If there is any conflict between the terms of the Guaranty and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Guaranty shall remain unmodified and in full force and effect.

     5. Counterparts/Fax Signatures. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Agreement by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [Signature Page to Follow]

     IN WITNESS WHEREOF, the parties have caused this First Amendment to Guaranty to be executed as of the date first above written.

                           LENDER:

                           VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

                               By:   Ventas, Inc., a Delaware corporation


                                     By:  /s/ T. Richard Riney
                                         ------------------------------
                                     Name:  T. Richard Riney
                                           ----------------------------
                                     Title: Executive Vice President
                                            ---------------------------
                                            and General Counsel
                                            ---------------------------

                           GUARANTOR:


                           TRANS HEALTHCARE, INC.,
                           a Delaware corporation


                           By:  /s/ Anthony F. Misitano
                               ------------------------------
                               Name:  Anthony F. Misitano
                               Title: President


                           TRANS HEALTHCARE OF OHIO, INC.,
                           a Delaware corporation


                           By:  /s/ Anthony F. Misitano
                               ------------------------------
                               Name:  Anthony F. Misitano
                               Title: President


                           THI OF OHIO ALFS, INC.,
                           a Delaware corporation


                           By:  /s/ Anthony F. Misitano
                               ------------------------------
                               Name:  Anthony F. Misitano
                               Title: President

                           THI PROPERTIES, INC.,
                           a Delaware corporation


                           By: /s/ Anthony F. Misitano
                              -------------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           THI SERVICES CORP.,
                           a Delaware corporation


                           By: /s/ Anthony F. Misitano
                              -------------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           THI SPECIALTY HOSPITALS OF OHIO, INC.,
                           a Delaware corporation


                           By: /s/ Anthony F. Misitano
                              -------------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           TRANS HEALTH MANAGEMENT, INC.,
                           a Delaware corporation


                           By: /s/ Anthony F. Misitano
                              -------------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           THI OF MARYLAND, INC.,
                           a Delaware corporation


                           By: /s/ Anthony F. Misitano
                              -------------------------------
                              Name:  Anthony F. Misitano
                              Title: President

                           PHYSICAL THERAPY PLUS, INC.,
                           a Pennsylvania corporation


                           By: /s/ Anthony F. Misitano
                              ------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           DALE J. CORDIAL, PT, INC.,
                           a Pennsylvania corporation


                           By: /s/ Anthony F. Misitano
                              ------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           DALE J. CORDIAL, PT, INC., NUMBER 4,
                           a Pennsylvania corporation


                           By: /s/ Anthony F. Misitano
                              ------------------------
                              Name:  Anthony F. Misitano
                              Title: President


                           THE PT GROUP OF PENN HILLS,
                           a Pennsylvania general partnership


                           By: Trans Healthcare, Inc.,
                               a Delaware corporation,
                               its Partner


                               By: /s/ Anthony F. Misitano
                                  ------------------------
                                  Name: Anthony F. Misitano
                                  Title: President

                           THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership

                           By: Dale J. Cordial, PT, Inc.,
                               a Pennsylvania corporation,
                               its Partner

                               By: /s/ Anthony F. Misitano
                                  ------------------------
                                  Name:  Anthony F. Misitano
                                  Title: President

                           THE PT GROUP OF MOON TOWNSHIP,
                           a Pennsylvania general partnership

                           By: Dale J. Cordial, PT, Inc., Number 4,
                               a Pennsylvania corporation,
                               its Partner

                               By: /s/ Anthony F. Misitano
                                  ------------------------
                                  Name:  Anthony F. Misitano
                                  Title: President

                           THI Therapy Concepts, LLC,
                           a Delaware limited liability company


                           By: /s/ Jeffrey A. Barnhill
                              ------------------------
                              Name:  Jeffrey A. Barnhill
                              Title: Vice-President


                           THI SERVICES OF MARYLAND, LLC,
                           a Delaware limited liability company


                           By: /s/ Jeffrey A. Barnhill
                              ------------------------
                              Name:  Jeffrey A. Barnhill
                              Title: Vice-President

                                   Schedule A
                          Parent Subsidiary Guarantors

1.  Trans Healthcare of Ohio, Inc.

2.  THI of Ohio ALFS, Inc.

3.  THI Properties, Inc.

4.  THI Services Corp.

5.  THI Specialty Hospitals of Ohio, Inc.

6.  Trans Health Management, Inc.

7.  THI of Maryland, Inc.

8.  THI Therapy Concepts, LLC

9.  THI Services of Maryland, LLC

10. Physical Therapy Plus, Inc.

11. The pt Group of Penn Hills

12. Dale J. Cordial, PT, Inc.

13. The pt Group Physical Therapy for Women

14. Dale J. Cordial, PT, Inc., Number 4

15. The pt Group of Moon Township